UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2022

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

delaware	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 37th Floor, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	BCSF	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On August 24, 2022, Bain Capital Specialty Finance, Inc. (the “Company”) entered into the Second Amendment (the “Second Amendment”), dated as of August 24, 2022, among the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent, the new lenders party thereto, the other lenders party thereto and, solely with respect to Section 5.9 of the Second Amendment, the subsidiary guarantors party thereto, which amends the Senior Secured Revolving Credit Agreement, dated as of December 24, 2021 (as amended to date, including by the Second Amendment, the “Credit Agreement”), among the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent, and the lenders and issuing banks party thereto.

The Second Amendment provides for, among other things, an upsize in the total commitments from lenders under the revolving credit facility governed by the Credit Agreement from $485,000,000 to $635,000,000.

The description above is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2022.

Item 8.01 Other Events.

On August 24, 2022, the Company issued a notice to the noteholders of its 8.50% senior unsecured notes due 2023 (the “2023 Notes”), indicating its intention to prepay the total aggregate principal amount committed of $150,000,000, including the principal amount outstanding of $112,500,000, under the 2023 Notes pursuant to the terms of the Master Note Purchase Agreement, dated June 10, 2020, governing the 2023 Notes. The Notes will be prepaid at 100% of their principal amount, plus accrued and unpaid interest thereon, on September 6, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Specialty Finance, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: August 29, 2022	By:	/s/ Jessica Yeager
		Name:	Jessica Yeager
		Title:	Secretary